UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2010

FIRST SENTRY BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

West Virginia	000-53790	03-0398338
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

823 Eighth Street, Huntington, West Virginia		25701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (304) 522-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On June 15, 2010, the Board of Directors of First Sentry Bancshares, Inc. (the “Company”) announced the approval of a cash dividend on the Company’s outstanding common stock of $0.20 per share.  The dividend will be payable to stockholders of record as of June 25, 2010 and is expected to be paid on June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SENTRY BANCSHARES, INC.

DATE: June 15, 2010                                                                By: /s/ Geoffrey S. Sheils
Geoffrey S. Sheils
President and Chief Executive Officer